UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 11, 2010
UNITED AMERICAN HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	001-11638	38-2526913

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 River Place, Suite 4950, Detroit, Michigan	48207

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (313) 393-4571
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01 Other Events.
On August 11, 2010, United American Healthcare Corporation issued a press release announcing that the Company has scheduled its 2010 Annual Meeting of Shareholders for Thursday, September 30, 2010 to coincide with its previously announced 2009 Annual Meeting and that three additional directors will be elected at the meeting, bringing the total number of directors up for election to six. The record date for shareholders eligible to vote at the combined meeting is September 1, 2010. The Company also announced the advanced notice deadlines for nominations by shareholders for the three additional directors up for election at the 2010 Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 11, 2010, titled “United American Healthcare Corporation Announces Meeting Date for Combined 2009-10 Annual Meeting of Shareholders.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2010	UNITED AMERICAN HEALTHCARE CORPORATION
	By:	/s/ William L. Dennis
		Name:	William L. Dennis
		Title:	Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated August 11, 2010, titled “United American Healthcare Corporation Announces Meeting Date for Combined 2009-10 Annual Meeting of Shareholders.”

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